Putnam
Capital
Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

[GRAPHIC OMITTED: PIE CRIMPER]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that Putnam Capital Opportunities Fund turned in strongly positive results at net asset value for the six months ended October 31, 2003. The fund also outperformed its Lipper peer group category average, though it underperformed its benchmark, mainly because many of the stocks included in the index did not fit your fund's selection criteria. You will find the details in the following report, which also provides an in-depth discussion of performance and strategy for the semiannual period and offers the management team's view of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * Putnam Capital Opportunities Fund's class A shares posted returns of 25.32% at net asset value and 18.15% at public offering price for the six-month period ended October 31, 2003.

 * The fund's performance was below that of its benchmark, the Russell 2000 Index, which returned 33.30% for the period. This was due in part to the fact that many strong-performing stocks in the index didn't meet our selection criteria.

 * The fund's performance at net asset value was above the average for its Lipper category, Mid Cap Core Funds, which was 24.91%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Your fund delivered a solid positive return for the six months ended October 31, 2003, and it performed better, at net asset value, than the average of funds in its Lipper peer group. The fund's performance lagged that of its benchmark index primarily because many stocks that performed well during the period were those of companies that did not meet our quality criteria and therefore were not in your fund's portfolio. We believe the benchmark index may have had greater exposure to what we considered to be lower-quality stocks, which had the strongest upswings during the period. As always, we looked for companies whose stock prices were attractive in relation to their long-term worth. These types of stocks did not perform well during the period as investors, anticipating a fast economic recovery, sought more speculative stocks of very small companies. These companies did not have the characteristics we seek, such as the ability to generate a lot of cash, which we believe is important in determining growth potential over the long term.

FUND PROFILE

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.


Market overview

The semiannual period was characterized by a strong recovery in the stock market after a prolonged downturn. The market began its upward climb just before the start of the period, in mid April, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of earnings announcements from businesses exceeded expectations and boosted investor confidence. In May, the market advanced further, breaking through its January peak. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June. In July, the Dow Jones Industrial Average marked its fifth consecutive monthly gain -- a winning streak that hadn't occurred since early 1999. Positive economic data continued to fuel the market through the close of the period, and September was the only month in which major market indexes posted declines.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             33.30%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                16.81%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  16.74%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.62%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.57%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.61%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -0.19%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

During the period, we continued to position the fund for an economic recovery. Strong performance from selected technology services and travel holdings helped performance, while semiconductor and financial services stocks detracted. We continued to apply our disciplined investment approach. In selecting stocks for the portfolio, we carefully consider each company's underlying business worth. While a company's stock price may fluctuate, this underlying worth is crucial in determining its long-term growth potential. We look for companies that we believe are worth more than their current stock prices indicate. To determine this, we consider factors such as a company's future earnings growth potential and its ability to generate cash over the long term. We also consider whether a company looks attractive relative to other companies in its industry, or whether its earnings estimates have been revised. As always, once a stock reaches what we consider to be its fair value, we sell it from the portfolio.

This disciplined strategy, combined with the market recovery, resulted in solid performance for your fund. However, the fund did not perform as well as its benchmark, the Russell 2000 Index, due to some differences in composition. During the period, as the economic picture grew brighter and the stock market rose to levels not seen in over a year, investors became willing to take on more risk. As a result, stocks of lower-quality companies, which did not meet our strict selection criteria, performed best.


TOP INDUSTRY WEIGHTINGS COMPARED

                                as of 4/30/03           as of 10/31/03

Electronics                         5.4%                    9.4%

Retail                              4.5%                    8.0%

Banking                            11.5%                    4.6%

Insurance                           2.5%                    4.4%

Investment
banking/brokerage                   5.6%                    4.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the stocks that made a positive contribution to performance was Mesa Air Group, Inc., an airline company that carries passengers and freight and serves 147 cities in 37 states. Mesa stock performed well during the period because the company won several contracts to fly smaller routes for United Airlines and U.S. Airways. With these fixed-fee arrangements, the revenues are guaranteed by the major airlines. Because of arrangements such as these, and many other freight contracts, such as with the U.S. Postal Service, Mesa isn't as vulnerable to the ups and downs of the passenger travel business as larger airline companies are.

Another fund holding that helped performance was the stock of RadiSys Corporation, a computer networking company. After three years of very weak demand, Radisys began to see an increase in orders of its products. We believe that the company's revenues and operating margin should improve from recent depressed levels, giving it strong long-term growth prospects.

Among your fund's technology holdings, Satyam Computer Services Ltd. and Cognizant Technology Solutions Corp. delivered strong performance. Both companies have benefited as more businesses outsource information technology services to workers in less expensive markets, such as India, Singapore, and Malaysia. These companies offer a range of technology services, and Cognizant recently gained several large corporate clients. The stock of Mykrolis Corporation, a semiconductor company, also helped fund performance during the period. As of the close of the period, this position had been sold from the portfolio.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 BMC Software, Inc.
   Software

 2 Ryland Group, Inc.
   Homebuilding

 3 Supervalu, Inc.
   Retail

 4 C.R. Bard, Inc.
   Medical technology

 5 Providian Financial Corp.
   Consumer finance

 6 Autoliv, Inc.
   Automotive

 7 RenaissanceRe Holdings, Ltd.
   Bermuda
   Insurance

 8 Yankee Candle Co., Inc. (The)
   Consumer goods

 9 Benchmark Electronics, Inc.
   Electronics

10 Washington Group International, Inc.
   Commercial and consumer services

Footnote reads:
These holdings represent 13.2% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.

Despite overall solid returns for your fund, some holdings had a negative effect on performance during the period. Two semiconductor stocks in your fund's portfolio, Zarlink Semiconductor, Inc. and Lattice Semiconductor Corp., declined due to weak demand for their products. Zarlink felt the effects of decreased spending on telecommunications and networking equipment, while Lattice's sales declined due to decreased demand and increased competition. Both stocks remained in the portfolio at the close of the period, but we reduced the fund's positions.

Among the fund's basic materials holdings, the stock of Ferro
Corporation detracted from performance during the period. Although the stock declined because sales and margins did not meet expectations, we believe that demand for Ferro's specialty chemicals and coatings should improve as the economy continues to recover.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Tinh Bui (Portfolio Member), Ronald Hua (Portfolio Member) and Gerald Moore (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

When choosing stocks for your fund's portfolio, we take a bottom-up approach. We select companies based on their individual merits and potential, with less emphasis on broad economic trends. Regardless of the direction the market takes in the months ahead, we remain committed to our disciplined process of selecting stocks that we believe will reward investors over time.

However, we are optimistic about the prospects for the economy, and we believe that the portfolio is positioned to take advantage of a continued recovery. We are carefully considering stock valuations, making sure they don't get overextended based on unrealistic expectations from investors. As we enter the second half of the fiscal year, we are focusing on technology, consumer, and industrial stocks, while scaling back on the fund's investments in banks and real estate. We believe the market offers many attractive opportunities, especially among stocks of small and midsize companies, which are the focus of your fund.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  25.32%     18.15%     24.80%     19.80%     24.87%     23.87%     24.90%     20.59%     25.19%
--------------------------------------------------------------------------------------------------------------------------
1 year                    31.78      24.17      30.75      25.75      30.77      29.77      31.14      26.48      31.50
--------------------------------------------------------------------------------------------------------------------------
5 years                   65.43      56.02      59.51      57.51      59.62      59.62      61.23      55.55      63.43
Annual average            10.59       9.30       9.79       9.51       9.80       9.80      10.02       9.24      10.32
--------------------------------------------------------------------------------------------------------------------------
Life of fund              38.77      30.77      33.43      32.43      33.54      33.54      35.06      30.30      37.05
Annual average             6.23       5.07       5.46       5.32       5.48       5.48       5.70       5.00       5.98
--------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.



--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
--------------------------------------------------------------------------
                                                             Lipper
                                                             Mid Cap
                    Russell 2000     Russell 2500           Core Funds
                       Index            Index            category average*
--------------------------------------------------------------------------
6 months               33.30%           31.35%                24.91%
--------------------------------------------------------------------------
1 year                 43.37            41.69                 30.90
--------------------------------------------------------------------------
5 years                49.26            64.49                 69.38
Annual average          8.34            10.47                 10.65
--------------------------------------------------------------------------
Life of fund           24.32            40.56                 50.63
Annual average          4.10             6.48                  7.37
--------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 10/31/03, there were 318, 309, 152, and 139 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 10/31/03

                Class A       Class B       Class C       Class M       Class R
-------------------------------------------------------------------------------
Share value:   NAV    POP       NAV           NAV        NAV    POP       NAV
-------------------------------------------------------------------------------
4/30/03       $7.74  $8.21     $7.46         $7.52      $7.55  $7.82     $7.74
-------------------------------------------------------------------------------
10/31/03       9.70  10.29      9.31          9.39       9.43   9.77      9.69
-------------------------------------------------------------------------------

* The fund made no distributions during the period.


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
6 months                  27.11%     19.87%     26.49%     21.49%     26.59%     25.59%     26.80%     22.39%     26.97%
--------------------------------------------------------------------------------------------------------------------------
1 year                    27.72      20.38      26.76      21.75      26.85      25.85      27.24      22.72      27.43
--------------------------------------------------------------------------------------------------------------------------
5 years                   56.76      47.72      51.01      49.01      51.23      51.23      52.82      47.56      54.83
Annual average             9.41       8.11       8.59       8.30       8.62       8.62       8.85       8.09       9.14
--------------------------------------------------------------------------------------------------------------------------
Life of fund              29.47      22.01      24.54      23.54      24.58      24.58      26.03      21.60      27.86
Annual average             4.96       3.80       4.20       4.04       4.21       4.21       4.43       3.73       4.71
--------------------------------------------------------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2003 (Unaudited)

Common stocks (100.2%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------
       186,200 Harte-Hanks, Inc.                                     $3,699,794
       280,042 Valassis Communications, Inc. (NON)                    7,253,088
                                                                 --------------
                                                                     10,952,882

Aerospace and Defense (1.6%)
-------------------------------------------------------------------------------
        71,300 Alliant Techsystems, Inc. (NON)                        3,690,488
       467,786 Teledyne Technologies, Inc. (NON)                      7,713,791
       242,530 United Defense Industries, Inc.
               (NON)                                                  7,857,972
                                                                 --------------
                                                                     19,262,251

Airlines (1.6%)
-------------------------------------------------------------------------------
       249,325 Continental Airlines, Inc. Class B
               (NON)                                                  4,762,108
       246,400 ExpressJet Holdings, Inc. (NON)                        3,769,920
     1,007,200 Mesa Air Group, Inc. (NON)                            10,847,544
                                                                 --------------
                                                                     19,379,572

Automotive (1.6%)
-------------------------------------------------------------------------------
       461,553 Autoliv, Inc.                                         15,286,635
         1,900 CLARCOR, Inc.                                             77,235
        72,713 SPX Corp. (NON)                                        3,498,950
                                                                 --------------
                                                                     18,862,820

Banking (4.6%)
-------------------------------------------------------------------------------
       612,547 Brookline Bancorp, Inc.                                9,077,947
       137,221 Commerce Bancorp, Inc.                                 6,633,263
       250,759 Compass Bancshares, Inc.                               9,473,675
         1,000 Cullen/Frost Bankers, Inc.                                38,760
        71,500 Doral Financial Corp.                                  3,610,750
         7,310 East West Bancorp, Inc.                                  358,848
           900 Mercantile Bankshares Corp.                               38,133
         2,319 New York Community Bancorp, Inc.                          83,948
        11,500 Provident Financial Services, Inc.                       225,400
         1,500 SouthWest Bancorporation of Texas,
               Inc.                                                      53,865
       607,801 Sovereign Bancorp, Inc.                               12,648,339
       166,580 TCF Financial Corp.                                    8,692,144
         1,100 UCBH Holdings, Inc.                                       39,281
        82,351 Westamerica Bancorp.                                   4,122,491
                                                                 --------------
                                                                     55,096,844

Beverage (0.5%)
-------------------------------------------------------------------------------
       188,092 Constellation Brands, Inc. Class A
               (NON)                                                  5,900,446

Biotechnology (3.1%)
-------------------------------------------------------------------------------
       146,614 Amylin Pharmaceuticals, Inc. (NON)                     4,006,961
       234,944 Connetics Corp. (NON)                                  4,207,847
       147,857 Invitrogen Corp. (NON)                                 9,402,227
       139,902 Medicines Co. (NON)                                    3,728,388
       259,740 Myogen, Inc. (NON)                                     4,155,840
        74,945 Neurocrine Biosciences, Inc. (NON)                     3,509,674
       175,499 SICOR, Inc. (NON)                                      4,703,373
       136,987 Telik, Inc. (NON)                                      2,783,576
                                                                 --------------
                                                                     36,497,886

Broadcasting (--%)
-------------------------------------------------------------------------------
         4,100 Entercom Communications Corp. (NON)                      187,821
        13,060 Sinclair Broadcast Group, Inc. (NON)                     152,018
                                                                 --------------
                                                                        339,839

Building Materials (--%)
-------------------------------------------------------------------------------
         7,000 Sherwin Williams Co.                                     234,780

Chemicals (2.8%)
-------------------------------------------------------------------------------
       140,267 Albemarle Corp.                                        3,761,961
        92,880 Ferro Corp.                                            1,906,826
       487,700 Georgia Gulf Corp.                                    13,119,130
       175,500 MacDermid, Inc.                                        5,243,940
       173,800 Nova Chemicals Corp. (Canada)                          3,719,320
       404,100 RPM, Inc.                                              5,839,245
                                                                 --------------
                                                                     33,590,422

Commercial and Consumer Services (3.3%)
-------------------------------------------------------------------------------
       148,518 Arbitron, Inc. (NON)                                   5,866,461
         9,300 Catalina Marketing Corp. (NON)                           164,145
         1,600 CDW Corp.                                                 96,080
         2,950 Choicepoint, Inc. (NON)                                  103,368
       143,436 Maximus, Inc. (NON)                                    5,007,351
        15,720 ServiceMaster Co. (The)                                  180,308
       330,645 Viad Corp.                                             8,259,512
       526,626 Washington Group International, Inc.
               (NON)                                                 14,598,073
       216,800 West Corp. (NON)                                       5,253,064
                                                                 --------------
                                                                     39,528,362

Communications Equipment (3.5%)
-------------------------------------------------------------------------------
       370,400 Advanced Fibre Communications (NON)                    8,915,528
       278,000 Aspect Communications Corp. (NON)                      3,761,340
       285,160 Foundry Networks, Inc. (NON)                           6,632,822
       547,768 Inter-Tel, Inc.                                       13,798,276
       275,500 Scientific-Atlanta, Inc.                               8,154,800
                                                                 --------------
                                                                     41,262,766

Computers (2.0%)
-------------------------------------------------------------------------------
         9,200 Maxtor Corp. (NON)                                       125,764
         7,300 Network Appliance, Inc. (NON)                            180,164
       299,000 RadiSys Corp. (NON)                                    5,845,450
       473,400 Satyam Computer Svcs., Ltd. ADR
               (India)                                                8,568,540
       477,877 SBS Technologies, Inc. (NON)                           6,556,472
        99,700 Verint Systems, Inc. (NON)                             2,232,283
                                                                 --------------
                                                                     23,508,673

Consumer Finance (1.5%)
-------------------------------------------------------------------------------
       102,400 CompuCredit Corp. (NON)                                2,024,448
     1,406,684 Providian Financial Corp. (NON)                       15,628,259
                                                                 --------------
                                                                     17,652,707

Consumer Goods (2.0%)
-------------------------------------------------------------------------------
         3,000 Alberto-Culver Co. Class B                               190,200
       372,067 Dial Corp. (The)                                       8,929,608
         3,100 International Flavors & Fragrances,
               Inc.                                                     102,610
       535,305 Yankee Candle Co., Inc. (The) (NON)                   14,977,834
                                                                 --------------
                                                                     24,200,252

Consumer Services (0.8%)
-------------------------------------------------------------------------------
         3,100 Alliance Data Systems Corp. (NON)                         86,118
       104,900 CDI Corp.                                              3,435,475
        80,144 FTI Consulting, Inc. (NON)                             1,594,866
        69,200 NetFlix, Inc. (NON)                                    3,965,160
                                                                 --------------
                                                                      9,081,619

Containers (--%)
-------------------------------------------------------------------------------
        12,045 Pactiv Corp. (NON)                                       265,592

Electric Utilities (2.3%)
-------------------------------------------------------------------------------
       153,560 Avista Corp.                                           2,610,520
       496,870 DPL, Inc.                                              9,052,971
       460,388 OGE Energy Corp.                                      10,501,450
         7,420 PNM Resources, Inc.                                      209,838
       231,014 Puget Energy, Inc.                                     5,250,948
         7,350 SCANA Corp.                                              252,032
                                                                 --------------
                                                                     27,877,759

Electronics (9.4%)
-------------------------------------------------------------------------------
     1,719,500 Agere Systems, Inc. Class A (NON)                      5,983,860
     1,072,200 Atmel Corp. (NON)                                      6,047,208
       196,450 Belden, Inc.                                           3,683,438
       306,046 Benchmark Electronics, Inc. (NON)                     14,910,561
       532,747 Celestica, Inc. (Canada) (NON)                         7,565,007
       287,740 Integrated Circuit Systems, Inc.
               (NON)                                                  9,659,432
       814,100 Integrated Device Technology, Inc.
               (NON)                                                 12,781,370
        81,800 International Rectifier Corp. (NON)                    3,904,314
       168,500 Intersil Corp. Class A                                 4,345,615
       614,261 Lattice Semiconductor Corp. (NON)                      4,791,236
       143,500 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                        6,295,345
       119,300 QLogic Corp. (NON)                                     6,686,765
       151,630 SanDisk Corp. (NON)                                   12,221,378
       360,300 Storage Technology Corp. (NON)                         8,683,230
     1,356,500 Zarlink Semiconductor, Inc. (Canada)
               (NON)                                                  4,164,455
                                                                 --------------
                                                                    111,723,214

Energy (--%)
-------------------------------------------------------------------------------
        20,300 Key Energy Services, Inc. (NON)                          177,219

Engineering & Construction (0.2%)
-------------------------------------------------------------------------------
        48,553 Centex Construction Products, Inc.                     2,617,007
         6,645 Insituform Technologies, Inc. Class
               A (NON)                                                   95,024
                                                                 --------------
                                                                      2,712,031

Entertainment (1.1%)
-------------------------------------------------------------------------------
       634,705 Regal Entertainment Group Class A                     13,011,453

Financial (2.2%)
-------------------------------------------------------------------------------
       137,408 CapitalSource, Inc. (NON)                              2,988,624
        56,500 Chicago Mercantile Exchange                            3,839,175
         5,480 Friedman, Billings, Ramsey Group,
               Inc. Class A                                             109,162
       472,160 Interactive Data Corp. (NON)                           8,121,152
       183,835 PMI Group, Inc. (The)                                  7,028,012
        28,359 Student Loan Corp.                                     3,673,058
                                                                 --------------
                                                                     25,759,183

Food (0.1%)
-------------------------------------------------------------------------------
         2,300 Aramark Corp. Class B (NON)                               61,456
        12,255 Hormel Foods Corp.                                       302,576
         5,200 JM Smucker Co. (The)                                     227,604
                                                                 --------------
                                                                        591,636

Forest Products and Packaging (1.0%)
-------------------------------------------------------------------------------
       205,207 Albany International Corp.                             6,340,896
       493,900 Domtar, Inc. (Canada)                                  5,506,985
         3,930 Smurfit-Stone Container Corp. (NON)                       60,915
         6,500 Sonoco Products Co.                                      138,255
                                                                 --------------
                                                                     12,047,051

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------
       261,427 Alliance Gaming Corp. (NON)                            6,339,605

Health Care Services (4.0%)
-------------------------------------------------------------------------------
       116,970 aaiPharma, Inc. (NON)                                  2,115,987
         4,427 AdvancePCS (NON)                                         227,858
        38,700 AMERIGROUP Corp. (NON)                                 1,618,434
       427,316 Apria Healthcare Group, Inc. (NON)                    12,392,164
       278,900 Community Health Systems, Inc. (NON)                   6,699,178
       457,422 Health Net, Inc. (NON)                                14,449,961
        94,123 Henry Schein, Inc. (NON)                               5,840,332
       117,056 Manor Care, Inc.                                       3,895,624
         4,615 Renal Care Group, Inc. (NON)                             173,109
         5,530 WellChoice, Inc. (NON)                                   178,699
                                                                 --------------
                                                                     47,591,346

Homebuilding (2.1%)
-------------------------------------------------------------------------------
        15,368 NVR, Inc. (NON)                                        7,521,099
         3,535 Pulte Homes, Inc.                                        305,813
       186,304 Ryland Group, Inc.                                    16,562,426
                                                                 --------------
                                                                     24,389,338

Insurance (4.4%)
-------------------------------------------------------------------------------
         1,000 Everest Re Group, Ltd. (Barbados)                         82,950
       254,999 IPC Holdings, Ltd. (Bermuda)                           9,549,713
         1,250 Mercury General Corp.                                     59,413
       266,600 Odyssey Re Holdings Corp.                              5,593,268
         1,982 Platinum Underwriters Holdings, Ltd.
               (Bermuda)                                                 56,963
       247,504 Radian Group, Inc.                                    13,092,962
       335,890 RenaissanceRe Holdings, Ltd.
               (Bermuda)                                             15,108,332
         3,300 Selective Insurance Group                                101,310
           850 Stancorp Financial Group                                  53,593
         7,300 UnumProvident Corp.                                      119,501
       237,337 W.R. Berkley Corp.                                     8,138,286
           211 White Mountains Insurance Group,
               Ltd.                                                      89,464
                                                                 --------------
                                                                     52,045,755

Investment Banking/Brokerage (4.2%)
-------------------------------------------------------------------------------
       157,751 A.G. Edwards, Inc.                                     6,388,916
        51,500 Affiliated Managers Group (NON)                        3,733,750
       247,136 Federated Investors, Inc.                              6,833,310
       429,919 Janus Capital Group, Inc.                              6,079,055
       127,752 National Financial Partners Corp.
               (NON)                                                  3,462,079
       268,318 T. Rowe Price Group, Inc.                             11,041,286
       577,194 Waddell & Reed Financial, Inc.                        12,802,163
                                                                 --------------
                                                                     50,340,559

Leisure (1.1%)
-------------------------------------------------------------------------------
       428,000 Brunswick Corp.                                       12,698,760

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------
        92,621 Four Seasons Hotels, Inc. (Canada)                     5,106,196
       349,787 Orient-Express Hotels, Ltd. Class A
               (Bermuda) (NON)                                        6,124,770
                                                                 --------------
                                                                     11,230,966

Machinery (2.2%)
-------------------------------------------------------------------------------
       195,461 Briggs & Stratton Corp.                               12,706,920
        78,000 FLIR Systems, Inc. (NON)                               2,438,280
       514,743 Terex Corp. (NON)                                     11,612,602
                                                                 --------------
                                                                     26,757,802

Manufacturing (2.0%)
-------------------------------------------------------------------------------
       175,200 Acuity Brands, Inc.                                    3,766,800
       527,566 Flowserve Corp. (NON)                                 10,794,000
       131,900 IDEX Corp.                                             4,904,042
         4,270 Pentair, Inc.                                            175,070
       107,400 York International Corp.                               4,268,076
                                                                 --------------
                                                                     23,907,988

Medical Technology (3.7%)
-------------------------------------------------------------------------------
       428,965 American Medical Systems Holdings,
               Inc. (NON)                                             8,579,300
       167,544 Atherogenics, Inc. (NON)                               2,762,801
       204,430 C.R. Bard, Inc.                                       16,364,622
        94,214 Inamed Corp. (NON)                                     8,137,263
       192,525 Sybron Dental Specialties, Inc.
               (NON)                                                  4,428,075
        95,913 Ventana Medical Systems, Inc. (NON)                    4,013,000
         4,100 Waters Corp. (NON)                                       128,863
                                                                 --------------
                                                                     44,413,924

Metal Fabricators (0.4%)
-------------------------------------------------------------------------------
       139,966 Mueller Industries, Inc. (NON)                         4,417,327

Metals (--%)
-------------------------------------------------------------------------------
         4,480 Quanex Corp.                                             179,424
         6,790 Steel Dynamics, Inc. (NON)                               126,498
                                                                 --------------
                                                                        305,922

Natural Gas Utilities (1.2%)
-------------------------------------------------------------------------------
       185,860 Energen Corp.                                          6,852,658
       231,960 UGI Corp.                                              7,144,368
                                                                 --------------
                                                                     13,997,026

Office Equipment & Supplies (1.3%)
-------------------------------------------------------------------------------
       304,205 Hon Industries, Inc.                                  12,472,405
        91,740 United Stationers, Inc. (NON)                          3,413,645
                                                                 --------------
                                                                     15,886,050

Oil & Gas (3.0%)
-------------------------------------------------------------------------------
         7,300 Ashland, Inc.                                            271,852
       340,588 Cabot Oil & Gas Corp. Class A                          8,702,023
       467,226 FMC Technologies, Inc. (NON)                           9,381,898
       200,368 Noble Energy, Inc.                                     7,958,617
        10,300 Premcor, Inc. (NON)                                      243,080
       340,500 Tesoro Petroleum Corp. (NON)                           3,881,700
       500,400 Vintage Petroleum, Inc.                                5,779,620
                                                                 --------------
                                                                     36,218,790

Pharmaceuticals (1.9%)
-------------------------------------------------------------------------------
       133,100 Bradley Pharmaceuticals, Inc. (NON)                    3,576,397
       378,689 King Pharmaceuticals, Inc. (NON)                       5,074,433
       101,800 Kos Pharmaceuticals, Inc. (NON)                        4,042,478
        91,250 Medicis Pharmaceutical Corp. Class A                   5,780,688
       112,748 Watson Pharmaceuticals, Inc. (NON)                     4,427,614
                                                                 --------------
                                                                     22,901,610

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------
       292,478 Lexar Media, Inc. (NON)                                6,700,671

Publishing (--%)
-------------------------------------------------------------------------------
         7,100 Belo Corp. Class A                                       193,546

Real Estate (2.1%)
-------------------------------------------------------------------------------
       248,515 American Financial Realty Trust (R)                    3,777,428
        61,285 Apartment Investment & Management
               Co. Class A (R)                                        2,506,557
         1,650 Avalonbay Communities, Inc. (R)                           75,356
         7,010 Brandywine Realty Trust (R)                              177,633
       105,667 CBL & Associates Properties (R)                        5,632,051
        82,375 General Growth Properties, Inc. (R)                    6,301,688
         3,800 Kimco Realty Corp. (R)                                   158,308
         5,800 Lexington Corporate Properties Trust
               (R)                                                      111,244
         1,400 Mack-Cali Realty Corp. (R)                                52,766
       148,500 Mills Corp. (R)                                        6,058,800
         4,105 Rouse Co. (The) (R)                                      176,515
         3,245 SL Green Realty Corp. (R)                                117,307
         1,700 Weingarten Realty Investors (R)                           73,559
                                                                 --------------
                                                                     25,219,212

Restaurants (0.1%)
-------------------------------------------------------------------------------
         6,500 Bob Evans Farms, Inc.                                    192,140
         4,670 Outback Steakhouse, Inc.                                 196,140
         4,080 P.F. Chang's China Bistro, Inc.
               (NON)                                                    198,859
                                                                 --------------
                                                                        587,139

Retail (8.0%)
-------------------------------------------------------------------------------
       127,400 Abercrombie & Fitch Co. Class A
               (NON)                                                  3,630,900
       238,793 AnnTaylor Stores Corp. (NON)                           8,548,789
       164,200 Claire's Stores, Inc.                                  6,354,540
       122,900 Finish Line Class A (NON)                              3,763,198
       492,097 Foot Locker, Inc.                                      8,808,536
       330,400 Hollywood Entertainment Corp. (NON)                    5,022,080
       211,920 Michaels Stores, Inc.                                 10,059,842
       547,128 Movie Gallery, Inc. (NON)                             11,314,607
       447,617 Rent-A-Center, Inc. (NON)                             13,992,507
       137,589 Ross Stores, Inc.                                      6,880,826
       654,926 Supervalu, Inc.                                       16,517,234
                                                                 --------------
                                                                     94,893,059

Semiconductor (--%)
-------------------------------------------------------------------------------
         2,400 Sigmatel, Inc. (NON)                                      60,912

Software (3.7%)
-------------------------------------------------------------------------------
         4,000 Activision, Inc. (NON)                                    61,098
         5,400 Agile Software Corp. (NON)                                59,238
       553,441 Amdocs, Ltd. (Guernsey) (NON)                         11,876,844
     1,010,917 BMC Software, Inc. (NON)                              17,569,731
         5,900 Documentum, Inc. (NON)                                   175,525
       258,700 Hyperion Solutions Corp. (NON)                         8,663,863
         9,000 Informatica Corp. (NON)                                   98,100
         5,900 Macromedia, Inc. (NON)                                   112,749
         3,200 Mercury Interactive Corp. (NON)                          148,608
       217,800 Progress Software Corp. (NON)                          4,806,846
                                                                 --------------
                                                                     43,572,602

Technology Services (2.6%)
-------------------------------------------------------------------------------
       202,800 CACI International, Inc. Class A
               (NON)                                                 10,044,684
         5,100 Cognizant Technology Solutions Corp.
               (NON)                                                    231,489
         5,743 Equifax, Inc.                                            140,359
       644,700 Mercury Computer Systems, Inc. (NON)                  13,867,497
       438,100 VeriSign, Inc. (NON)                                   6,952,647
                                                                 --------------
                                                                     31,236,676

Telecommunications (1.6%)
-------------------------------------------------------------------------------
       616,210 Cincinnati Bell, Inc. (NON)                            3,148,833
        11,825 Citizens Communications Co. (NON)                        147,221
       103,602 Commonwealth Telephone Enterprises,
               Inc. (NON)                                             4,222,818
       402,700 Dobson Communications Corp. (NON)                      3,491,409
     1,632,900 Infonet Services Corp. (NON)                           3,869,973
       464,200 Primus Telecommunications GP (NON)                     4,279,924
         3,944 United States Cellular Corp. (NON)                       133,544
                                                                 --------------
                                                                     19,293,722

Telephone (0.4%)
-------------------------------------------------------------------------------
       448,287 Time Warner Telecom, Inc. Class A
               (NON)                                                  4,639,770

Textiles (1.6%)
-------------------------------------------------------------------------------
         5,475 Liz Claiborne, Inc.                                      201,973
       141,335 Mohawk Industries, Inc. (NON)                         10,475,750
       389,200 Wolverine World Wide, Inc.                             7,861,840
                                                                 --------------
                                                                     18,539,563

Tire & Rubber (0.5%)
-------------------------------------------------------------------------------
       270,776 Cooper Tire & Rubber                                   5,323,456

Transportation Services (--%)
-------------------------------------------------------------------------------
         1,050 Landstar Systems, Inc. (NON)                              76,692
                                                                 --------------
               Total Common stocks (cost $1,054,099,464)         $1,193,297,047

Short-term investments (10.0%) (a) (cost $119,070,943)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $119,154,831 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.04% to 1.07% and due dates ranging
               from November 3, 2003 to December
               22, 2003 (d)                                        $119,070,943
-------------------------------------------------------------------------------
               Total Investments (cost $1,173,170,407)           $1,312,367,990
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,191,069,305.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $115,575,154
of securities on loan (identified cost $1,173,170,407)
(Note 1)                                                       $1,312,367,990
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             502,517
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,374,306
-------------------------------------------------------------------------------
Receivable for securities sold                                     25,499,033
-------------------------------------------------------------------------------
Total assets                                                    1,342,743,846

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                    5,542,214
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,133,151
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         17,329,704
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,699,769
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            256,153
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 33,761
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,588
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                431,218
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                119,070,943
-------------------------------------------------------------------------------
Other accrued expenses                                                176,040
-------------------------------------------------------------------------------
Total liabilities                                                 151,674,541
-------------------------------------------------------------------------------
Net assets                                                     $1,191,069,305

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,204,446,925
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,204,595
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (153,779,753)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 139,197,538
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,191,069,305

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($468,038,343 divided by 48,257,620 shares)                             $9.70
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.70)*                 $10.29
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($322,558,365 divided by 34,642,573 shares)**                           $9.31
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($43,432,611 divided by 4,627,117 shares)**                             $9.39
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($22,922,957 divided by 2,430,841 shares)                               $9.43
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.43)*                  $9.77
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($36,318 divided by 3,748 shares)                         $9.69
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($334,080,711 divided by 34,113,823 shares)               $9.79
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $12,831)                          $7,802,310
-------------------------------------------------------------------------------
Interest                                                              106,683
-------------------------------------------------------------------------------
Securities lending                                                    119,731
-------------------------------------------------------------------------------
Total investment income                                             8,028,724

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,230,200
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,092,552
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             16,758
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,126
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 541,054
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,545,508
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 203,087
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  76,936
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      73
-------------------------------------------------------------------------------
Other                                                                 442,461
-------------------------------------------------------------------------------
Total expenses                                                      7,157,755
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                          (333,626)
-------------------------------------------------------------------------------
Net expenses                                                        6,824,129
-------------------------------------------------------------------------------
Net investment income                                               1,204,595
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   66,352,552
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,793,498
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)               347
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                      (45)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                       166,549,765
-------------------------------------------------------------------------------
Net gain on investments                                           234,696,117
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $235,900,712
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                 October 31          April 30
Increase (decrease) in net assets                      2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $1,204,595      $(2,167,750)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     68,146,397     (213,669,784)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               166,549,720      (82,402,505)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        235,900,712     (298,240,039)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net realized short-term gain on investments
-------------------------------------------------------------------------------
   Class A                                                --       (2,926,822)
-------------------------------------------------------------------------------
   Class B                                                --       (2,373,839)
-------------------------------------------------------------------------------
   Class C                                                --         (280,113)
-------------------------------------------------------------------------------
   Class M                                                --         (127,467)
-------------------------------------------------------------------------------
   Class Y                                                --       (1,677,791)
-------------------------------------------------------------------------------
  From net realized long-term gain on investments
-------------------------------------------------------------------------------
   Class A                                                --       (3,802,207)
-------------------------------------------------------------------------------
   Class B                                                --       (3,083,833)
-------------------------------------------------------------------------------
   Class C                                                --         (363,892)
-------------------------------------------------------------------------------
   Class M                                                --         (165,591)
-------------------------------------------------------------------------------
   Class Y                                                --       (2,179,603)
-------------------------------------------------------------------------------
  From return of capital
-------------------------------------------------------------------------------
   Class A                                                --         (145,487)
-------------------------------------------------------------------------------
   Class B                                                --         (117,999)
-------------------------------------------------------------------------------
   Class C                                                --          (13,924)
-------------------------------------------------------------------------------
   Class M                                                --           (6,336)
-------------------------------------------------------------------------------
   Class Y                                                --          (83,400)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                          21,028,476      216,160,226
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          256,929,188      (99,428,117)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              934,140,117    1,033,568,234
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,204,595 and $-- ,
respectively)                                 $1,191,069,305     $934,140,117
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                   Six months                                                                        period
                                      ended                                                                          June 1,
                                   October 31                                                                       1998+ to
Per-share                          (Unaudited)                         Year ended April 30                          April 30
operating performance                  2003            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.74          $10.67          $10.18           $9.38           $8.07           $8.50
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)        .02              -- (d)        (.03)           (.04)           (.06)            .03 (e)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  1.94           (2.78)            .62            2.64            1.37            (.43) (f)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.96           (2.78)            .59            2.60            1.31            (.40)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              -- (d)          --              --              --            (.03)
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.15)           (.10)          (1.80)             --              --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --            (.15)           (.10)          (1.80)             --            (.03)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.70           $7.74          $10.67          $10.18           $9.38           $8.07
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                25.32*         (26.09)           5.82           27.85           16.23           (4.73)*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $468,038        $378,331        $375,990        $167,930         $90,219         $62,900
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .57*           1.17            1.10            1.17            1.20            1.15* (e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        .20*           (.01)           (.31)           (.40)           (.67)            .30* (e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                91.12*          90.52          119.64          220.96          272.09          272.40*
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class A share for the period ended April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                   Six months                                                                         period
                                      ended                                                                          June 29,
                                    October 31                                                                      1998+ to
Per-share                          (Unaudited)                         Year ended April 30                           April 30
operating performance                  2003            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.46          $10.37           $9.96           $9.28           $8.03           $8.40
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                (.01)           (.06)           (.10)           (.12)           (.13)           (.02) (e)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  1.86           (2.70)            .61            2.60            1.38            (.34) (f)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.85           (2.76)            .51            2.48            1.25            (.36)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              -- (d)          --              --              --            (.01)
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.15)           (.10)          (1.80)             --              --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --            (.15)           (.10)          (1.80)             --            (.01)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.31           $7.46          $10.37           $9.96           $9.28           $8.03
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                24.80*         (26.65)           5.14           26.80           15.57           (4.27)*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $322,558        $272,147        $360,549        $165,011         $94,738         $84,777
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .94*           1.92            1.85            1.92            1.95            1.69* (e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (.16)*          (.79)          (1.06)          (1.14)          (1.42)           (.34)* (e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                91.12*          90.52          119.64          220.96          272.09          272.40*
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class B share for the period ended April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                                    Six months                                                        period
                                                      ended                                                          July 26,
                                                    October 31                                                       1999+ to
Per-share                                          (Unaudited)                 Year ended April 30                   April 30
operating performance                                  2003            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                   $7.52          $10.45          $10.04           $9.34           $8.22
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                (.01)           (.06)           (.10)           (.11)           (.11)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                             1.88           (2.72)            .61            2.61            1.23
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       1.87           (2.78)            .51            2.50            1.12
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From return of capital                                   --              -- (d)          --              --              --
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                           --            (.15)           (.10)          (1.80)             --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                      --            (.15)           (.10)          (1.80)             --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                         $9.39           $7.52          $10.45          $10.04           $9.34
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                24.87*         (26.64)           5.10           26.84           13.63*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $43,433         $34,709         $35,600         $11,315          $1,971
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                               .94*           1.92            1.85            1.92            1.50*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                              (.17)*          (.76)          (1.05)          (1.11)          (1.16)*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                91.12*          90.52          119.64          220.96          272.09
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                    Six months                                                                        period
                                      ended                                                                          June 29,
                                   October 31                                                                       1998+ to
Per-share                          (Unaudited)                         Year ended April 30                          April 30
operating performance                  2003            2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $7.55          $10.46          $10.02           $9.32           $8.05           $8.40
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                  -- (d)        (.06)           (.08)           (.09)           (.11)           (.01) (e)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  1.88           (2.70)            .62            2.59            1.38            (.32) (f)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations       1.88           (2.76)            .54            2.50            1.27            (.33)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From return of capital                   --              -- (d)          --              --              --            (.02)
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           --            (.15)           (.10)          (1.80)             --              --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                      --            (.15)           (.10)          (1.80)             --            (.02)
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $9.43           $7.55          $10.46          $10.02           $9.32           $8.05
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                24.90*         (26.42)           5.41           26.90           15.78           (3.98)*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $22,923         $15,789         $22,563         $12,368          $7,790          $4,408
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               .82*           1.67            1.60            1.67            1.70            1.48* (e)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (.04)*          (.54)           (.81)           (.88)          (1.18)           (.13)* (e)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                91.12*          90.52          119.64          220.96          272.09          272.40*
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class M share for the period ended April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------
                                                                                                     For the
                                                                                    Six months        period
                                                                                       ended        January 21,
                                                                                    October 31       2003+ to
Per-share                                                                           (Unaudited)      April 30
operating performance                                                                   2003            2003
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                    $7.74           $7.67
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                                         .01            (.01)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
on investments                                                                          1.94             .08
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                        1.95             .07
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                          $9.69           $7.74
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                 25.19*            .91*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                           $36              $1
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                .69*            .39*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                                                .12*           (.07)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                 91.12*          90.52
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                Six months                                       period
                                                                  ended                                        October 2,
                                                                October 31                                      2000+ to
Per-share                                                      (Unaudited)           Year ended April           April 30
operating performance                                             2003            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $7.81          $10.73          $10.20          $12.42
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                   .03             .02            (.01)             -- (d)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                             1.95           (2.79)            .64            (.42)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  1.98           (2.77)            .63            (.42)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From return of capital                                              --              -- (d)          --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                      --            (.15)           (.10)          (1.80)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --            (.15)           (.10)          (1.80)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                    $9.79           $7.81          $10.73          $10.20
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                           25.35*         (25.85)           6.20           (3.25)*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $334,081        $233,163        $238,866         $43,371
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                          .44*            .92             .85             .53*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (lo
to average net assets (%)                                          .32*            .24            (.05)           (.05)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           91.12*          90.52          119.64          220.96
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam Capital Opportunities Fund ("the fund") is one of a series of Putnam Investment Funds ("the trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2003, the value of securities loaned amounted to $115,575,154. The fund received cash collateral of $119,070,943 which is pooled with collateral of other Putnam funds into 32 issuers of high-grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of $75,147,761 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 $128,736,409 of losses recognized during the period November 1, 2002 to April 30, 2003.

The aggregate identified cost on a tax basis is $1,190,514,632, resulting in gross unrealized appreciation and depreciation of $148,413,798 and $26,560,440, respectively, or net unrealized appreciation of $121,853,358.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended, October 31, 2003, the fund's expenses were reduced by $333,626 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,429 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of he average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $77,168 and $2,572 from the sale of class A and class M shares, respectively, and received $242,692 and $3,273 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $1,591 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,022,852,763 and $958,281,224, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,569,366      $111,728,533
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    12,569,366       111,728,533

Shares repurchased                 (13,172,655)     (115,575,462)
----------------------------------------------------------------
Net decrease                          (603,289)      $(3,846,929)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         38,051,593      $314,780,445
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       845,649         6,612,092
----------------------------------------------------------------
                                    38,897,242       321,392,537

Shares repurchased                 (25,262,795)     (202,487,936)
----------------------------------------------------------------
Net increase                        13,634,447      $118,904,601
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,112,758       $35,385,510
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,112,758        35,385,510

Shares repurchased                  (5,947,392)      (51,516,875)
----------------------------------------------------------------
Net decrease                        (1,834,634)     $(16,131,365)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,840,742      $186,063,855
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       687,881         5,200,433
----------------------------------------------------------------
                                    23,528,623       191,264,288

Shares repurchased                 (21,834,950)     (168,609,094)
----------------------------------------------------------------
Net increase                         1,693,673       $22,655,194
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            828,846        $7,193,768
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       828,846         7,193,768

Shares repurchased                    (816,155)       (7,152,618)
----------------------------------------------------------------
Net increase                            12,691           $41,150
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,347,190       $27,036,711
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        76,538           583,218
----------------------------------------------------------------
                                     3,423,728        27,619,929

Shares repurchased                  (2,217,115)      (17,227,294)
----------------------------------------------------------------
Net increase                         1,206,613       $10,392,635
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            835,329        $7,163,341
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       835,329         7,163,341

Shares repurchased                    (496,613)       (4,291,878)
----------------------------------------------------------------
Net increase                           338,716        $2,871,463
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,036,467        $8,481,769
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,132           291,328
----------------------------------------------------------------
                                     1,074,599         8,773,097

Shares repurchased                  (1,140,412)       (9,515,299)
----------------------------------------------------------------
Net decrease                           (65,813)        $(742,202)
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,618           $28,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         3,618            28,000

Shares repurchased                          (2)              (16)
----------------------------------------------------------------
Net increase                             3,616           $27,984
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                               to April 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                135            $1,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           135             1,040

Shares repurchased                          (3)              (25)
----------------------------------------------------------------
Net increase                               132            $1,015
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,340,474       $84,056,860
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     9,340,474        84,056,860

Shares repurchased                  (5,091,111)      (45,990,687)
----------------------------------------------------------------
Net increase                         4,249,363       $38,066,173
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,546,835      $144,937,141
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       500,260         3,940,794
----------------------------------------------------------------
                                    18,047,095       148,877,935

Shares repurchased                 (10,451,500)      (83,928,952)
----------------------------------------------------------------
Net increase                         7,595,595       $64,948,983
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government   Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund+
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company
Legal Counsel
Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA068-203404  2II  12/03

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Capital Opportunities Fund
Supplement to Semiannual Report dated 10/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/03

                                                                        NAV

6 months                                                              25.35%
1 year                                                                32.10
5 years                                                               66.94
Annual average                                                        10.79
Life of fund (since class A inception, 6/1/98)                        40.03
Annual average                                                         6.41

Share value:                                                            NAV

4/30/03                                                               $7.81
10/31/03                                                              $9.79

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003


Putnam
Mid Cap
Value Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND PORTFOLIO

10-31-03

[GRAPHIC OMITTED: RED LANTERN]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that Putnam Mid Cap Value Fund turned in strongly positive results at net asset value for the six months ended October 31, 2003. However, largely because of its lack of exposure to outperforming small-cap companies, it underperformed both its benchmark and its Lipper peer group category average. You will find the details in the following report, which also provides an in-depth discussion of performance and strategy for the semiannual period and offers the management team's view of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003



Report from Fund Management

Fund highlights

 * For the six months ended October 31, 2003, Putnam Mid Cap Value Fund's class A shares returned 21.30% at net asset value (NAV) and 14.33% at public offering price (POP).

 * Because of its limited exposure to smaller-company stocks, the fund underperformed its benchmark, the Russell Midcap Value Index, which returned 24.59% during the period.

 * For the same reason, the fund also lagged the average for its Lipper category, Mid-Cap Value Funds, which returned 25.69%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Putnam Mid Cap Value Fund's performance during the past six months was solid on an absolute basis, although it lagged its benchmark and the average return for its Lipper category. Its underperformance was primarily due to a limited exposure to the stocks of the smallest companies within the mid-cap universe, which recorded the greatest gains during the period.

Nonetheless, the fund benefited from the broad stock market gains that have ensued since our last report, as investors regained confidence and began moving money off the sidelines. There were a number of positive signs to help spur the recovery, beginning with a greater sense of certainty sur round ing the war in Iraq, and later, some better-than-expected economic data. During this time, growth stocks, especially those that had suffered the most during the bear market, outperformed value stocks, while smaller-company stocks outperformed larger- company stocks. Overall, we believe that the economic recovery has firmly taken hold and that economic growth should continue over the near term.

FUND PROFILE

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.


Market overview

During the six months ended October 31, 2003, U.S. equity markets experienced a dramatic rally from their lows in March. Uncertainty about the United States' future in Iraq and doubts about the strength of the economy at home were both major roadblocks for the stock market at the beginning of your fund's fiscal year; however, as the extent of the United States' involvement in Iraq became clearer -- along with the outcome of the major conflict -- stocks responded positively. The rally was further driven by a series of positive economic indicators, including an unexpectedly high GDP growth and a continued decline in jobless claims.

During this time, the best-performing stocks tended to be those of the companies that had suffered the most during the economic downturn over the past three years. On the whole, the stocks of smaller companies with low or no earnings, especially those in the technology and consumer cyclicals sectors, outperformed those of larger, healthier companies. In fact, according to one recent study, companies with the lowest levels of free cash flow posted their best relative performance in 50 years.

One explanation for this trend is that once the economic recovery began gaining traction, these types of companies stood to gain the most. Consequently, many investors were willing to buy back into these stocks despite their weak fundamentals. Within the mid-cap universe, the smaller the company, the better the stock tended to perform. As a mid-cap value fund, yours was able to take advantage of the solid performance of these smaller companies, although to a lesser degree than its benchmark. While value stocks on the whole underperformed growth stocks, a number of companies in typical "turnaround" situations benefited considerably from the economic uptick, and those companies frequently appear on value funds' radar screens.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Value Index (midsize-company value stocks)               24.59%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             28.75%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      15.62%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              33.30%
-------------------------------------------------------------------------------

Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                          0.57%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                    1.66%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                         9.61%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

The core principles behind your fund's investment strategy are to uncover value, seek opportunity, and maintain a long-term time horizon. With those principles in mind, your fund's management team had positioned the portfolio to take advantage of a recovering economy toward the beginning of the year. The team maintained the fund's underweight position (relative to the benchmark index) in traditionally defensive industry sectors, such as financials and utilities, and repositioned assets in the technology and consumer cyclicals sectors. This decision reflected a top-down, opportunity-driven belief, namely that those sectors had the potential at the time to appreciate faster than the overall market.

The decision to position the portfolio for a widespread economic recovery ultimately helped your fund post attractive returns. Technology, telecommunications, and consumer cyclicals did in fact outperform the more defensive areas of the market. The main contributor to your fund's underperformance of its benchmark was a stance that was not aggressive enough; its limited exposure to the smaller-cap stocks of the most out-of-favor companies detracted somewhat from returns.

Another part of the fund's underperformance of its benchmark was due to some unusually strong returns within two typically defensive market sectors. Real estate investment trusts (REITs), considered part of the financials sector, recorded a third consecutive year of solid returns, which is unusual given such a positive economic environment and the widely held belief that interest rates appear more likely to begin rising than to continue declining. Within the utilities sector, electric companies performed better than expected and the portfolio's relatively small exposure slightly detracted from performance.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                     as of 4/30/03       as of 10/31/03

Banking                   9.8%                 8.9%

Retail                    5.2%                 6.5%

Insurance                 4.0%                 5.9%

Electric utilities        5.7%                 5.4%

Oil and gas               4.0%                 4.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Solid stock picking helped your fund's performance, as a number of the fund's largest positions were also its best performers. CVS Corp. performed particularly well, and is a good example of a number of things the management team looks for in a stock when building the portfolio. This drugstore company's share price had declined considerably during the recession to the point where it appeared to be unreasonably valued relative to its competition, in our opinion. CVS had been having trouble attracting and retaining pharmacists, an essential part of the company's back-end business, and as a result it continued to miss earnings estimates. As the economy at large began to improve, so did the company's fundamentals, and the stock posted solid returns.

Jabil Circuit, Inc. and Telephone and Data Systems, Inc. were also solid performers. Two of the best-performing industries over the last six months were technology and telecommunications, and these two companies, in our opinion, hold dominant positions within them. Jabil Circuit is an electronic manufacturing services company that provides light manufacturing and assembly services to a number of blue chip companies, such as Cisco and Hewlett Packard. Profit margins for companies that specialize in this type of assembly service tend to be thin, but Jabil's large size and extensive client list give it a competitive advantage. The improvement in the overall economy not only helped Jabil directly, but also benefited its clients, which in turn ramped up their production.

Telephone and Data Systems (TDS) provides wireless and wireline services in 34 states, mostly in rural areas. Telecommunications services companies generally require large amounts of capital to enter new markets; because TDS is the dominant player in lightly populated areas, it in effect locks out its competition. TDS has historically generated high levels of cash flow, has a strong balance sheet, and fits the management team's definition of an industry leader in an out of favor sector of the market. The stock performed well as the telecom industry has begun to recover from its lows over the last three years.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  Waters Corp.
   Medical technology

2  Northern Trust Corp.
   Banking

3  McGraw-Hill Companies, Inc.
   Publishing

4  CVS Corp.
   Retail

5  Unocal Corp.
   Oil and gas

6  Jabil Circuit, Inc.
   Electronics

7  Applera Corp. -- Applied Biosystems Group
   Biotechnology

8  Republic Services, Inc.
   Waste management

9  NiSource, Inc.
   Natural gas utilities

10 Zions Bancorp.
   Banking

FOOTNOTE READS:
These holdings represent 12.9% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.


Northern Trust was another solid performer during the period. The company specializes in providing personal and institutional trust management services, typically for high net worth individuals. Northern Trust is primarily a fee-based business, which helps it generate recurring revenue streams and withstand a fair degree of market volatility, in our opinion. The company has substantial brand loyalty and as investor confidence and assets under management have improved during the last six months, so too have profits.

Two holdings that detracted from performance but remain in the portfolio are Tidewater, Inc. and Transocean, Inc. Both companies are in the energy industry and deal with offshore drilling and transportation. The oil service industry is highly cyclical and tends to be a lagging sector as the overall economy improves. The companies have suffered from weak demand lately due to continued high oil prices, but the team believes that as the economy continues to improve and demand for oil rises, these companies stand to benefit.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Tom Hoey (Portfolio Leader), Fred Copper (Portfolio Member), Ned Shadek (Portfolio Member), Eric Harthun, and James Polk.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The team's outlook for the next six months calls for a continued market recovery, but one much less dramatic than the rebound we experienced during the first half of your fund's fiscal year. Smaller-cap stocks, we believe, have already recovered fully and we expect their performance to taper off as the year continues. We feel this is especially true in the sectors that have already posted market-leading returns, specifically technology and telecom. In our opinion, larger-cap stocks currently offer more opportunities for value investors. Going forward, we anticipate concentrating on sectors that have not yet participated in the market recovery, as well as placing more emphasis on bottom-up stock selection to identify what we believe are the most attractive stocks available.

On a macroeconomic level, we feel that the signs of improvement the economy has displayed are significant and that continued recovery could create some substantial opportunities for investing in undervalued companies poised for positive change. We believe your fund should benefit as we work to continue to uncover opportunities in the coming months and over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
------------------------------------------------------------------------------------------------------------------------------
                                Class A               Class B               Class C               Class M          Class R
(inception dates)              (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)        (4/1/03)
------------------------------------------------------------------------------------------------------------------------------
                             NAV        POP        NAV       CDSC       NAV       CDSC        NAV        POP        NAV
------------------------------------------------------------------------------------------------------------------------------
6 months                   21.30%     14.33%     20.89%     15.89%     20.89%     19.89%     20.95%     16.72%     21.20%
------------------------------------------------------------------------------------------------------------------------------
1 year                     26.33      19.01      25.42      20.42      25.42      24.42      25.68      21.31      26.08
------------------------------------------------------------------------------------------------------------------------------
Life of fund               63.98      54.52      59.21      57.21      59.15      59.15      60.76      55.14      62.48
Annual average             13.14      11.48      12.31      11.96      12.30      12.30      12.58      11.59      12.88
------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
--------------------------------------------------------------------------
                                                    Lipper Mid-Cap
                                                     Value Funds
                              Russell Midcap           category
                                Value Index            average*
--------------------------------------------------------------------------
6 months                          24.59%               25.69%
--------------------------------------------------------------------------
1 year                            33.48                34.73
--------------------------------------------------------------------------
Life of fund                      42.86                52.07
Annual average                     9.31                10.67
--------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, and life-of-fund periods ended 10/31/03, there were 224, 207, and 106 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
                   Class A     Class B    Class C       Class M       Class R
-------------------------------------------------------------------------------
Share value:   NAV      POP      NAV        NAV       NAV     POP       NAV
-------------------------------------------------------------------------------
4/30/03       $9.67   $10.26     $9.62     $9.62     $9.64   $9.99     $9.67
-------------------------------------------------------------------------------
10/31/03      11.73    12.45     11.63     11.63     11.66   12.08     11.72
-------------------------------------------------------------------------------
* The fund made no distributions during the period.

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------
                          Class A               Class B               Class C               Class M        Class R
(inception dates)        (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)       (4/1/03)
---------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------
6 months             22.22%     15.18%     21.76%     16.76%     21.76%     20.76%     21.96%     17.64%     22.11%
---------------------------------------------------------------------------------------------------------------------
1 year               24.67      17.47      23.70      18.70      23.70      22.70      24.12      19.83      24.42
---------------------------------------------------------------------------------------------------------------------
Life of fund         53.77      44.91      49.35      46.35      49.30      49.30      50.83      45.56      52.36
Annual average       11.60       9.93      10.78      10.20      10.77      10.77      11.06      10.05      11.34
---------------------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2003 (Unaudited)

Common stocks (98.0%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (1.0%)
-------------------------------------------------------------------------------
       515,140 Interpublic Group of Companies, Inc. (The)            $7,665,283

Banking (8.9%)
-------------------------------------------------------------------------------
        94,170 City National Corp.                                    5,669,976
       156,930 Comerica, Inc.                                         8,078,756
       188,980 Cullen/Frost Bankers, Inc.                             7,324,865
       239,870 Marshall & Ilsley Corp.                                8,592,143
       284,240 Mellon Financial Corp.                                 8,490,240
       213,260 Northern Trust Corp.                                   9,905,927
       293,420 Synovus Financial Corp.                                8,098,392
       148,970 Zions Bancorp.                                         9,130,371
                                                                 --------------
                                                                     65,290,670

Beverage (1.6%)
-------------------------------------------------------------------------------
        86,160 Adolph Coors Co. Class B                               4,829,268
       358,660 Coca-Cola Enterprises, Inc.                            7,230,586
                                                                 --------------
                                                                     12,059,854

Biotechnology (1.3%)
-------------------------------------------------------------------------------
       410,200 Applera Corp.-Applied Biosystems
               Group                                                  9,467,416

Building Materials (2.6%)
-------------------------------------------------------------------------------
       178,120 Martin Marietta Materials, Inc.                        7,297,576
       198,850 Sherwin Williams Co.                                   6,669,429
       124,170 Vulcan Materials Co.                                   5,501,973
                                                                 --------------
                                                                     19,468,978

Capital Goods (0.6%)
-------------------------------------------------------------------------------
       112,100 Navistar International Corp. (NON)                     4,532,203

Chemicals (2.5%)
-------------------------------------------------------------------------------
       133,640 Avery Dennison Corp.                                   7,026,791
       188,800 Great Lakes Chemical Corp.                             4,059,200
       187,770 Rohm & Haas Co.                                        7,379,361
                                                                 --------------
                                                                     18,465,352

Commercial and Consumer Services (4.2%)
-------------------------------------------------------------------------------
       246,830 Catalina Marketing Corp. (NON)                         4,356,550
       146,720 Manpower, Inc.                                         6,807,808
       204,940 Robert Half International, Inc. (NON)                  4,838,633
       733,430 ServiceMaster Co. (The)                                8,412,442
       201,780 Tech Data Corp. (NON)                                  6,642,598
                                                                 --------------
                                                                     31,058,031

Computers (1.9%)
-------------------------------------------------------------------------------
        86,170 Lexmark International, Inc. (NON)                      6,342,974
       596,540 Symbol Technologies, Inc.                              7,450,785
                                                                 --------------
                                                                     13,793,759

Conglomerates (1.0%)
-------------------------------------------------------------------------------
       147,090 Textron, Inc.                                          7,308,902

Consumer Goods (2.0%)
-------------------------------------------------------------------------------
       158,840 Clorox Co.                                             7,195,452
       202,690 Estee Lauder Cos., Inc. (The) Class A                  7,578,579
                                                                 --------------
                                                                     14,774,031

Electric Utilities (5.4%)
-------------------------------------------------------------------------------
       128,700 Ameren Corp.                                           5,746,455
       199,130 Consolidated Edison, Inc.                              8,058,791
       139,100 FPL Group, Inc.                                        8,866,234
       206,680 Progress Energy, Inc.                                  8,907,908
       360,910 TXU Corp.                                              8,235,966
                                                                 --------------
                                                                     39,815,354

Electronics (4.1%)
-------------------------------------------------------------------------------
       388,290 American Power Conversion Corp.                        7,855,107
       344,900 Jabil Circuit, Inc. (NON)                              9,605,465
       286,600 Micron Technology, Inc. (NON)                          4,109,844
       284,450 Molex, Inc.                                            8,928,886
                                                                 --------------
                                                                     30,499,302

Energy (2.1%)
-------------------------------------------------------------------------------
       312,830 Tidewater, Inc.                                        8,574,670
       347,210 Transocean Sedco Forex, Inc. (NON)                     6,662,960
                                                                 --------------
                                                                     15,237,630

Engineering & Construction (0.9%)
-------------------------------------------------------------------------------
       186,350 Fluor Corp.                                            6,909,858

Financial (0.8%)
-------------------------------------------------------------------------------
       119,900 MGIC Investment Corp.                                  6,152,069

Forest Products and Packaging (1.0%)
-------------------------------------------------------------------------------
       480,560 Smurfit-Stone Container Corp. (NON)                    7,448,680

Health Care Services (2.6%)
-------------------------------------------------------------------------------
       117,600 CIGNA Corp.                                            6,709,080
       265,300 McKesson Corp.                                         8,030,631
       327,600 Tenet Healthcare Corp. (NON)                           4,520,880
                                                                 --------------
                                                                     19,260,591

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------
       167,770 Ethan Allen Interiors, Inc.                            6,173,936

Insurance (5.9%)
-------------------------------------------------------------------------------
        64,890 Chubb Corp. (The)                                      4,335,301
       153,800 Jefferson-Pilot Corp.                                  7,342,412
       114,700 Loews Corp.                                            4,932,100
       130,150 MBIA, Inc.                                             7,758,242
       144,910 Mercury General Corp.                                  6,887,572
       123,800 Torchmark Corp.                                        5,432,344
        96,600 XL Capital, Ltd. Class A (Bermuda)                     6,713,700
                                                                 --------------
                                                                     43,401,671

Investment Banking/Brokerage (1.3%)
-------------------------------------------------------------------------------
        60,540 Bear Stearns Co., Inc. (The)                           4,616,175
       122,600 T. Rowe Price Group, Inc.                              5,044,990
                                                                 --------------
                                                                      9,661,165

Leisure (1.0%)
-------------------------------------------------------------------------------
       430,590 Callaway Golf Co.                                      6,997,088

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------
       160,540 Marriott International, Inc. Class A                   6,935,328

Machinery (2.0%)
-------------------------------------------------------------------------------
       113,360 Ingersoll-Rand Co. Class A (Bermuda)                   6,846,944
       149,210 Parker-Hannifin Corp.                                  7,605,234
                                                                 --------------
                                                                     14,452,178

Manufacturing (1.2%)
-------------------------------------------------------------------------------
       221,630 Dover Corp.                                            8,648,003

Medical Technology (2.2%)
-------------------------------------------------------------------------------
       163,430 Becton, Dickinson and Co.                              5,975,001
       318,590 Waters Corp. (NON)                                    10,013,284
                                                                 --------------
                                                                     15,988,285

Metals (2.3%)
-------------------------------------------------------------------------------
       160,390 Nucor Corp.                                            8,794,184
       133,440 Phelps Dodge Corp. (NON)                               8,238,586
                                                                 --------------
                                                                     17,032,770

Natural Gas Utilities (1.8%)
-------------------------------------------------------------------------------
       592,900 El Paso Corp.                                          4,351,886
       442,070 NiSource, Inc.                                         9,155,270
                                                                 --------------
                                                                     13,507,156

Office Equipment & Supplies (0.9%)
-------------------------------------------------------------------------------
       281,870 Herman Miller, Inc.                                    6,474,554

Oil & Gas (4.2%)
-------------------------------------------------------------------------------
       150,880 EOG Resources, Inc.                                    6,358,083
       236,220 Marathon Oil Corp.                                     6,985,025
       207,150 Newfield Exploration Co. (NON)                         8,230,070
       304,140 Unocal Corp.                                           9,635,155
                                                                 --------------
                                                                     31,208,333

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------
       172,100 Eastman Kodak Co.                                      4,204,403

Publishing (3.4%)
-------------------------------------------------------------------------------
       122,460 Knight-Ridder, Inc.                                    8,978,767
       145,230 McGraw-Hill Companies, Inc. (The)                      9,723,149
       257,710 R. R. Donnelley & Sons Co.                             6,700,460
                                                                 --------------
                                                                     25,402,376

Railroads (2.0%)
-------------------------------------------------------------------------------
       277,470 Burlington Northern Santa Fe Corp.                     8,029,982
       215,380 CSX Corp.                                              6,853,392
                                                                 --------------
                                                                     14,883,374

Real Estate (3.6%)
-------------------------------------------------------------------------------
       184,430 Boston Properties, Inc. (R)                            8,161,028
       217,100 Equity Office Properties Trust (R)                     6,080,971
       229,230 Equity Residential Properties Trust (R)                6,704,978
       206,520 Post Properties, Inc. (R)                              5,452,128
                                                                 --------------
                                                                     26,399,105

Restaurants (0.6%)
-------------------------------------------------------------------------------
        98,590 Outback Steakhouse, Inc.                               4,140,780

Retail (6.5%)
-------------------------------------------------------------------------------
       390,280 Autonation, Inc. (NON)                                 7,298,236
       275,300 CVS Corp.                                              9,685,054
       251,160 JC Penney Co., Inc. (Holding Co.)                      5,939,934
       190,560 May Department Stores Co.                              5,328,058
       564,100 Payless Shoesource, Inc. (NON)                         7,463,043
       292,100 Safeway, Inc. (NON)                                    6,163,310
       124,050 Tiffany & Co.                                          5,886,173
                                                                 --------------
                                                                     47,763,808

Semiconductor (1.7%)
-------------------------------------------------------------------------------
       213,490 Cognex Corp.                                           5,732,207
       302,660 Teradyne, Inc. (NON)                                   6,894,595
                                                                 --------------
                                                                     12,626,802

Shipping (0.9%)
-------------------------------------------------------------------------------
       188,380 CNF Transportation, Inc.                               6,597,068

Software (1.7%)
-------------------------------------------------------------------------------
       462,410 Cadence Design Systems, Inc. (NON)                     7,116,490
       265,360 PeopleSoft, Inc. (NON)                                 5,508,874
                                                                 --------------
                                                                     12,625,364

Technology Services (2.9%)
-------------------------------------------------------------------------------
       177,050 Computer Sciences Corp. (NON)                          7,014,721
       204,400 Electronic Data Systems Corp.                          4,384,380
       163,087 Fiserv, Inc. (NON)                                     5,760,233
       291,400 Ingram Micro, Inc. Class A (NON)                       4,312,720
                                                                 --------------
                                                                     21,472,054

Telecommunications (1.0%)
-------------------------------------------------------------------------------
       200,400 CenturyTel, Inc.                                       7,164,300

Telephone (1.2%)
-------------------------------------------------------------------------------
       139,830 Telephone and Data Systems, Inc.                       8,753,358

Tobacco (0.8%)
-------------------------------------------------------------------------------
       165,200 UST, Inc.                                              5,620,104

Toys (0.9%)
-------------------------------------------------------------------------------
       345,400 Mattel, Inc.                                           6,686,944

Waste Management (1.2%)
-------------------------------------------------------------------------------
       394,710 Republic Services, Inc.                                9,177,008
                                                                 --------------
               Total Common stocks (cost $652,092,401)             $723,205,278

Convertible bonds and notes (0.8%) (a) (cost $4,255,388)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,545,000 Lucent Technologies, Inc. cv. debs.
               Ser. B, 2 3/4s, 2025                                  $5,851,688

Short-term investments (4.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $14,302,817 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.04% to 1.07% and due dates ranging
               from November 3, 2003 to December 22, 2003 (d)       $14,292,747
    18,507,391 Short-term investments held in Putnam
               commingled cash account with yields ranging
               from 0.95% to 1.15% and due dates ranging
               from November 3, 2003 to December 24, 2003 (d)        18,507,391
                                                                 --------------
               Total Short-term investments (cost $32,800,138)      $32,800,138
-------------------------------------------------------------------------------
               Total Investments (cost $689,147,927)               $761,857,104
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $737,934,346.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $13,888,317
of securities on loan (identified cost $689,147,927) (Note 1)    $761,857,104
-------------------------------------------------------------------------------
Cash                                                                  257,867
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             534,860
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,666,224
-------------------------------------------------------------------------------
Receivable for securities sold                                      2,757,996
-------------------------------------------------------------------------------
Total assets                                                      767,074,051

Liabilities
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         13,094,829
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,192,980
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            103,180
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 16,169
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              894
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                357,461
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 14,292,747
-------------------------------------------------------------------------------
Other accrued expenses                                                 81,445
-------------------------------------------------------------------------------
Total liabilities                                                  29,139,705
-------------------------------------------------------------------------------
Net assets                                                       $737,934,346

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $724,821,755
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,278,362
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (60,874,948)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         72,709,177
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $737,934,346

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($384,896,083 divided by 32,815,403 shares)                            $11.73
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.73)*                $12.45
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($283,609,851 divided by 24,395,778 shares)**                          $11.63
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($33,005,731 divided by 2,838,218 shares)**                            $11.63
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,765,731 divided by 1,180,345 shares)                              $11.66
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.66)*                $12.08
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($2,276 divided by 194 shares)                           $11.72
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($22,654,674 divided by 1,927,340 shares)                $11.75
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2003 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                          $5,513,594
-------------------------------------------------------------------------------
Interest                                                              184,572
-------------------------------------------------------------------------------
Securities lending                                                     38,863
-------------------------------------------------------------------------------
Total investment income                                             5,737,029

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,262,001
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        573,416
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,092
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        5,482
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 433,673
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,312,334
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 147,878
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  45,665
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 347,914
-------------------------------------------------------------------------------
Total expenses                                                      5,145,458
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (140,480)
-------------------------------------------------------------------------------
Net expenses                                                        5,004,978
-------------------------------------------------------------------------------
Net investment income                                                 732,051
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    4,732,802
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period      118,692,307
-------------------------------------------------------------------------------
Net gain on investments                                           123,425,109
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $124,157,160
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase (decrease) in net assets                      2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $732,051       $1,068,645
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            4,732,802      (64,173,662)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   118,692,307      (71,122,040)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        124,157,160     (134,227,057)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                                --       (1,619,983)
-------------------------------------------------------------------------------
   Class B                                                --          (39,304)
-------------------------------------------------------------------------------
   Class C                                                --           (1,406)
-------------------------------------------------------------------------------
   Class M                                                --          (23,391)
-------------------------------------------------------------------------------
   Class Y                                                --         (132,091)
-------------------------------------------------------------------------------
  From net realized short-term gain on investments
-------------------------------------------------------------------------------
   Class A                                                --       (4,264,978)
-------------------------------------------------------------------------------
   Class B                                                --       (3,782,948)
-------------------------------------------------------------------------------
   Class C                                                --         (426,666)
-------------------------------------------------------------------------------
   Class M                                                --         (173,259)
-------------------------------------------------------------------------------
   Class Y                                                --         (281,625)
-------------------------------------------------------------------------------
Increase from capital share transactions

(Note 4)                                          40,463,562       94,637,678
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          164,620,722      (50,335,030)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              573,313,624      623,648,654
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,278,362 and
-------------------------------------------------------------------------------
$546,311, respectively)                         $737,934,346     $573,313,624
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                         Six months
                                            ended                                                     For the period
                                          October 31                                                    Nov. 1, 1999+
Per-share                                (Unaudited)                 Year ended April 30                 to April 30
operating performance                       2003            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $9.67          $12.00          $10.71           $9.24           $8.50
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                     .03             .05             .05             .10 (d)         .05 (d)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   2.03           (2.17)           1.37            2.69             .74
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        2.06           (2.12)           1.42            2.79             .79
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                              --            (.06)           (.08)           (.11)           (.05)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                 --            (.15)           (.05)          (1.21)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                            --            (.21)           (.13)          (1.32)           (.05)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $11.73           $9.67          $12.00          $10.71           $9.24
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      21.30*         (17.67)          13.40           32.38            9.38*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $384,896        $293,124        $298,662         $55,220          $3,846
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                     .61*           1.28            1.24            1.08 (d)         .50 (d)*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     .28*            .54             .38            1.29 (d)         .62 (d)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      31.88*          44.93           52.73          108.14           48.32*
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects an enpense limitation in effect during the period.  As a result of such limitation, expenses reflect a reduction of 0.55% and 0.35% based on average net assets per class A share for the periods ended April 30, 2001 and April 30. 2000, respectively.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------
                                                Six months
                                                  ended                                     For the period
                                                October 31              Year ended           Jan. 16, 2001+
Per-share                                      (Unaudited)               April 30             to April 30
operating performance                              2003            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.62          $11.96          $10.70          $10.03
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   (.01)           (.02)           (.04)             -- (d) (e)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         2.02           (2.17)           1.37             .69
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              2.01           (2.19)           1.33             .69
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                    --              -- (d)        (.02)           (.02)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --            (.15)           (.05)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                  --            (.15)           (.07)           (.02)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $11.63           $9.62          $11.96          $10.70
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            20.89*         (18.28)          12.50            6.90*
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $283,610        $228,248        $263,306         $30,166
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)                          .98*           2.03            1.99             .58 (e)*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          (.10)*          (.22)           (.40)            .05 (e)*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            31.88*          44.93           52.73          108.14
-----------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------
                                                Six months
                                                   ended                                     For the period
                                                 October 31            Year ended             Jan. 16, 2001+
Per-share                                       (Unaudited)              April 30              to April 30
operating performance                              2003            2003            2002            2001
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.62          $11.96          $10.69          $10.03
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   (.01)           (.02)           (.04)             -- (d) (e)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         2.02           (2.17)           1.38             .68
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                              2.01           (2.19)           1.34             .68
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                                    --              -- (d)        (.02)           (.02)
----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --            (.15)           (.05)             --
----------------------------------------------------------------------------------------------------------------
Total distributions                                  --            (.15)           (.07)           (.02)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $11.63           $9.62          $11.96          $10.69
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            20.89*         (18.29)          12.56            6.81*
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $33,006         $25,611         $30,286          $4,654
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           .98*           2.03            1.99             .58 (e)*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          (.10)*          (.22)           (.39)            .05 (e)*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            31.88*          44.93           52.73          108.14
----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------
                                               Six months
                                                  ended                                    For the period
                                                October 31             Year ended            Jan. 16, 2001+
Per-share                                      (Unaudited)               April 30             to April 30
operating performance                              2003            2003            2002            2001
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.64          $11.97          $10.70          $10.03
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                     -- (d)          -- (d)        (.01)            .01 (e)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         2.02           (2.16)           1.37             .68
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                              2.02           (2.16)           1.36             .69
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                                    --            (.02)           (.04)           (.02)
-------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       --            (.15)           (.05)             --
-------------------------------------------------------------------------------------------------------------
Total distributions                                  --            (.17)           (.09)           (.02)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $11.66           $9.64          $11.97          $10.70
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            20.95*         (18.04)          12.79            6.92*
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $13,766         $10,478         $14,159          $1,641
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                           .86*           1.78            1.74             .51 (e)*
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                           .03*            .03            (.15)            .14 (e)*
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                            31.88*          44.93           52.73          108.14
-------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------
                                                 Six months        For the
                                                    ended          period
                                                   Oct. 31      April 1, 2003+
Per-share                                        (Unaudited)     to April 30
operating performance                                2003            2003
------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.67           $9.00
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                             .02              -- (d)
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.03             .67
------------------------------------------------------------------------------
Total from
investment operations                                2.05             .67
------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.72           $9.67
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              21.20*           7.44*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                         $2              $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .73*            .13*
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .13*            .02*
------------------------------------------------------------------------------
Portfolio turnover (%)                              31.88*          44.93
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------
                                                     Six months
                                                        ended           Year      For the period
                                                      October 31        ended      April 2, 2002+
Per-share                                            (Unaudited)       April 30     to April 30
operating performance                                    2003            2003            2002
---------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $9.68          $12.00          $12.34
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment income (a)                                 .04             .08              -- (d)
---------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                               2.03           (2.17)           (.34)
---------------------------------------------------------------------------------------------------
Total from
investment operations                                    2.07           (2.09)           (.34)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From net
investment income                                          --            (.08)             --
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                                             --            (.15)             --
---------------------------------------------------------------------------------------------------
Total distributions                                        --            (.23)             --
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $11.75           $9.68          $12.00
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  21.38*         (17.44)          (2.76)*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $22,655         $15,852         $17,236
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                 .48*           1.03             .08*
---------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                 .40*            .79              -- (e) *
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  31.88*          44.93           52.73
---------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate
IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2003, the value of securities loaned amounted to $13,888,317. The fund received cash collateral of $14,292,747 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of $24,121,208 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

The aggregate identified cost on a tax basis is $691,783,724, resulting in gross unrealized appreciation and depreciation of $95,300,553 and $25,227,173, respectively, or net unrealized appreciation of $70,073,380.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2003, the fund's expenses were reduced by $140,480 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,228 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $91,120 and $1,840 from the sale of class A and class M shares, respectively, and received $206,111 and $1,907 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $1,186 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $256,259,221 and $204,897,592, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,765,625       $84,969,088
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,765,625        84,969,088

Shares repurchased                  (5,268,762)      (57,864,970)
----------------------------------------------------------------
Net increase                         2,496,863       $27,104,118
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,679,420      $212,631,097
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       573,536         5,566,181
----------------------------------------------------------------
                                    21,252,956       218,197,278

Shares repurchased                 (15,831,679)     (155,010,991)
----------------------------------------------------------------
Net increase                         5,421,277       $63,186,287
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,176,514       $45,233,818
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,176,514        45,233,818

Shares repurchased                  (3,510,131)      (38,123,886)
----------------------------------------------------------------
Net increase                           666,383        $7,109,932
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,370,047      $140,154,513
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       362,111         3,471,524
----------------------------------------------------------------
                                    13,732,158       143,626,037

Shares repurchased                 (12,015,703)     (116,554,826)
----------------------------------------------------------------
Net increase                         1,716,455       $27,071,211
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            702,639        $7,656,672
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       702,639         7,656,672

Shares repurchased                    (526,226)       (5,688,728)
----------------------------------------------------------------
Net increase                           176,413        $1,967,944
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,925,808       $19,864,897
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,923           372,838
----------------------------------------------------------------
                                     1,964,731        20,237,735

Shares repurchased                  (1,834,680)      (17,866,765)
----------------------------------------------------------------
Net increase                           130,051        $2,370,970
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            292,201        $3,212,938
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       292,201         3,212,938

Shares repurchased                    (199,051)       (2,162,250)
----------------------------------------------------------------
Net increase                            93,150        $1,050,688
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            665,082        $6,962,830
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,593           188,794
----------------------------------------------------------------
                                       684,675         7,151,624

Shares repurchased                    (780,221)       (7,678,336)
----------------------------------------------------------------
Net decrease                           (95,546)        $(526,712)
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 83              $945
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            83               945

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                83              $945
----------------------------------------------------------------

                                    For the period April 1, 2003
                                 (commencement of operations) to
                                                  April 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                111            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           111             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               111            $1,000
----------------------------------------------------------------

                               Six months ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            514,017        $5,682,147
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       514,017         5,682,147

Shares repurchased                    (224,912)       (2,452,212)
----------------------------------------------------------------
Net increase                           289,105        $3,229,935
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,092,441       $11,135,679
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        42,710           413,716
----------------------------------------------------------------
                                     1,135,151        11,549,395

Shares repurchased                    (933,383)       (9,014,473)
----------------------------------------------------------------
Net increase                           201,768        $2,534,922
----------------------------------------------------------------

At October 31, 2003, Putnam Investments, LLC owned 111 class R shares of the fund (57.2% of class R shares outstanding), valued at $1,301.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured    May Lose Value    No Bank Guarantee

SA075-203417  2OV  12/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003